UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 20, 2018

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Mercury Systems, Inc. (“Mercury” or the “Company”) has appointed Michelle M. McCarthy as the Company’s Vice President, Chief Accounting Officer and Controller effective February 20, 2018.

Ms. McCarthy, age 37, joined the Company in February 2018 as its Vice President, Chief Accounting Officer and Controller. Prior to joining the Company, Ms. McCarthy was Corporate Controller of Analog Devices, Inc., a publicly-traded, global high-performance analog technology company, from 2015 to 2018, and she served as Assistant Corporate Controller at Analog Devices from 2011 to 2015. Previously, she was a Corporate Financial Reporting Manager at J. Jill, Inc., a publicly-traded, women’s apparel company, from 2009 to 2011. Prior to that, Ms. McCarthy held positions within the assurance practice at Ernst & Young LLP from 2002 to 2009. Ms. McCarthy is a Certified Public Accountant licensed in Massachusetts.

In connection with her hiring, Ms. McCarthy received a restricted stock award with an aggregate value of $300,000 in the form of shares of the Company’s common stock under the Company’s 2005 Stock Incentive Plan. The number of shares covered by such award will be determined by dividing $300,000 by the average closing price of the Company’s common stock during the 30 calendar days prior to March 15, 2018, the grant date. Such award shall vest in equal installments on each of the first four anniversaries of the grant date.

Item 7.01     Regulation FD Disclosure.

On February 20, 2018, the Company issued a press release announcing that Michelle M. McCarthy had been appointed to the position of Vice President, Chief Accounting Officer and Controller. The press release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 20, 2018, of Mercury Systems, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2018

MERCURY SYSTEMS, INC.

By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 20, 2018, of Mercury Systems, Inc.

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